DEAN HELLER
Secretary of State
206 North Carson Street                                                                                                                                    FILED  # C1903-04
Carson City, Nevada 89701-4299                                                                                                                        JAN 28, 2004
(776) 684-5708

                Articles of Incorporation
                              (PURSUANT TO NRS 78)

Important. Read attached instructions before completing form                                                                                                    ABOVE SPACE IS FOR OFFICE USE ONLY

______________________________________________________________________________________________________________________

1. Name of
    Corporation:                     COMMON HORIZONS, INC.

2. Resident Agent                 KYLEEN E. CANE
    Name and Street               Name
    Address:                            3199 E.WARM SPRINGS, SUITE #200                       Las Vegas              NEVADA                       89120
    (must be a Nevada address           Street Address                                                                    City                                                          Zip Code
    where process may be              __________________________                                    ________              ________                      ________
    served)                                 Optional Mailing Address                                                     City                        State                          Zip Code

3. Shares:
     (number of shares
    corporation                           Number of shares                                                                                                  Number of shares
    authorized to issue                 with per value:    25,000,000                                 Par Value:  $ .001                      without par value: ________

4. Names &                      1.    EDWARD PANOS
    Addresses,                              Name
    of Board of                         3199 E. WARM SPRINGS ROAD, SUITE 200               LAS VEGAS               NEVADA               89120
    Directors/Trustees:              Street Address                                                                       City                               State                   Zip Code
    (attach additional page
      there is more than 3          2.  ____________________________________________
    directors/trustees)                     Name
                                            ___________________________                                  ___________           ____________       __________
                                            Street Address                                                                      City                              State                   Zip Code

                                          3. ________________________________
                                                 Name
                                            ___________________________                                  ___________            ____________       __________
                                             Street Address                                                                       City                            State                    Zip Code

5. Purpose:                          The purpose of this Corporation shall be:
   (optional-see instructions)       Engage in any lawful act or activity from which corporation may be organized under NRS 78

6. Names, Address              Kyleen E. Cane                                                                               /s/ Kyleen Cane
    and Signature of               Name                                                                                              Signature
    Incorporator.
   (attach additional page                 3199 E. Warm Springs, Suite 200                                       Las Vegas                      NV                        89120
   there is more than 1                Address                                                                                 City                           State                      Zip Code
   incorporator)

7. Certificate of                      I hereby accept appointment as Resident Agent for the above named corporation.
    Acceptance of
    Appointment of                  /s/ Kyleen Cane                                                                                                 1/28/04
    Resident Agent:                Authorized Signature of R.A. or On Behalf of R.A. Company                            Date

This form must be accompanied by appropriate fees. See attached fee schedule.

                                                                                                                                                                              Nevada Secretary of State For 78 ARTICLES 2003
                                                                                                                                                                                                                                                                                         Revised on: 09/29/03

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